EXHIBIT 32.1/32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VitaSpring Biomedical Co., Ltd. (the “Company”) on Form 10-Q for the quarter ended October 31, 2024, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Ssu-Chuan Lai, the Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2026	/s/ Ssu-Chuan Lai
Ssu-Chuan Lai
Chief Executive Officer
(Principal Executive Officer) and (Principal Financial Officer)